BTS TACTICAL FIXED INCOME VIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2025

TOTAL INVESTMENTS – 0.0% (Cost $0)	$ 0
OTHER ASSETS IN EXCESS OF LIABILITIES – 100.0%	3,836,803
NET ASSETS - 100.0%	$ 3,836,803